UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 30, 2024

Date of Report (date of earliest event reported)

BOREALIS FOODS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-40778	98-1638988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1540 Cornwall Rd., Suite 104

Oakville, ON L6J 7W5

(Address of principal executive offices and zip code)

(905) 278-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares	BRLS	Nasdaq Capital Market
Warrants	BRLSW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Enty into a Material Definitive Agreement.

On December 30, 2024, Borealis Foods Inc. (the “Company”) and Oxus Capital PTE LTD. entered into a First Amendment, dated as of December 30, 2024 (“First Amendment”), to that certain Promissory Note fully executed on February 7, 2024 (the “Oxus Promissory Note”). The First Amendment amends the Oxus Promissory Note to extend the date of maturity from February 7, 2025, to February 7, 2026.

On December 30, 2024, the Company and Roya Foods, Inc. entered into a Second Amendment, dated as of December 30, 2024 (the “Second Amendment” and, together with the First Amendment, the “Amendments”), to that certain Promissory Note fully executed on April 17, 2023 (the “Roya Promissory Note”). The Second Amendment amends the Roya Promissory Note to extend the date of maturity from December 31, 2024, to December 31, 2025.

A copy of the First Amendment is attached as Exhibit 10.1 and the Second Amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The disclosures set forth in this Item 1.01 are intended to be summaries only and are qualified in their entirety by reference to the Amendments.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Departure

On January 3, 2025, Kanat Mynzhanov provided notice of his decision to resign from the Board of Directors (the “Board”) of Borealis Foods Inc. to focus on his ongoing responsibilities as CEO of Tavia Acquisition Corp. Mr. Mynzhanov’s resignation is effective as of February 1, 2025, and did not result from any disagreement with the Company concerning any matter relating to the Company’s operations, polices, or practices.

Item 9.01 Financial Statements and Exhibits

(d): The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	First Amendment to Promissory Note, dated December 30, 2024, by and between Borealis Foods Inc. and Oxus Capital PTE LTD.
10.2	Second Amendment to Promissory Note dated December 30, 2024, by and between Borealis Foods Inc. and Roya Foods, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

BOREALIS FOODS INC.

Date: January 6, 2025	By	/s/ Reza Soltanzadeh
Reza Soltanzadeh
Chief Executive Officer

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